                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                       TENDER OF SHARES OF COMMON STOCK
                                      OF
                                     EMCON
                                      TO
                        SEISMIC ACQUISITION CORPORATION
                           a wholly owned subsidiary
                                      OF
                              THE IT GROUP, INC.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON MONDAY, JUNE 14, 1999, UNLESS THE OFFER IS EXTENDED.


  This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing issued and outstanding shares of common stock, no par value per share (the "Shares"), of EMCON, a California corporation (the "Company"), are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand, overnight delivery or by first class mail or transmitted by telegram or facsimile transmission to the Depositary. See Section 2 of the Offer to Purchase.

                       The Depositary for the Offer is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

   By First Class Mail:       By Overnight Delivery:           By Hand:



       P.O. Box 3301            85 Challenger Road        120 Broadway, 13th
   South Hackensack, New         Mail Drop-Reorg                Floor
       Jersey 07606        Ridgefield Park, New Jersey    New York, New York
   Attn: Reorganization     07660 Attn: Reorganization          10271
        Department                  Department           Attn: Reorganization
                                                              Department



    By Facsimile Transmission:
 (For Eligible Institutions Only)     To Confirm Facsimile Transmission Only,
                                                       Call:


          (201) 296-4293
                                                   (201) 296-4860

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Seismic Acquisition Corporation, a California corporation ("Purchaser"), which is a newly formed, wholly owned subsidiary of The IT Group, Inc., a Delaware corporation ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 17, 1999 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of which is hereby acknowledged. The information regarding the number of Shares indicated below is provided pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.



 Certificate No(s):                      Name(s) of Record Holder(s): _______

 (if available) _____________________

                                         ____________________________________
 Number of Shares: __________________


                                         ____________________________________
 ____________________________________           (Please Type or Print)


 Check box if Shares will be             Address(es): _______________________
 tendered by book-entry
 transfer: [_]

                                         Area Code and Tel. No.: ____________


 Account Number: ____________________    Signature(s): ______________________


 Dated: _______________________, 1999


                                   GUARANTEE

                   (Not To Be Used For Signature Guarantee)

  The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule l4e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depositary Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within three (3) New York Stock Exchange trading days after the date hereof.



 ____________________________________    ____________________________________
             Name of Firm                        Authorized Signature


 ____________________________________    ____________________________________
               Address                                  Title


 ____________________________________    Name _______________________________
               Zip Code                          Please Type or Print


 Area Code and Tel. No. _____________    Date _________________________, 1999



          NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.

         CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                       2